SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): March 24, 1998





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




      Maryland                          1-9317                   04-6558834
   (State or other                 (Commission file            (IRS employer
   jurisdiction of                     number)              identification no.)
   incorporation)


400 Centre Street, Newton, Massachusetts                     02158
(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:  617-332-3990


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c)      Exhibits.

         1 Purchase Agreement dated March 24, 1998 between Health and Retirement Properties Trust and Wheat First Securities, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               HEALTH AND RETIREMENT PROPERTIES TRUST



                               By: /s/ Ajay Saini
                                   Ajay Saini
                                   Treasurer and Chief Financial Officer

Date: March 24, 1998